Exhibit 99.2

Unum Group
Statistical Supplement First Quarter 2012

 TABLE OF CONTENTS

(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Financial Results

Premium Income	$1,921.9	$1,869.5	$7,514.2	$7,431.4	$7,475.5

Segment Operating Revenue	$2,598.9	$2,547.9	$10,282.9	$10,168.5	$10,079.3
Net Realized Investment Gain (Loss)	12.4	15.2	(4.9)	24.7	11.7

Revenue	$2,611.3	$2,563.1	$10,278.0	$10,193.2	$10,091.0

Net Income	$213.9	$223.6	$284.2	$878.7	$847.3

Assets	$59,571.8	$56,408.5	$59,555.2	$56,602.7	$53,778.8

Stockholders' Equity	$8,179.9	$8,522.2	$8,169.7	$8,484.9	$8,045.0

Effective January 1, 2012 we adopted an accounting standards update regarding the capitalization of costs associated with the acquisition of insurance contracts (ASU 2010-26) and applied the amendments retrospectively, adjusting all prior period information presented in this statistical supplement, as applicable.

Our reporting segments are comprised of Unum US, Unum UK, Colonial Life, Closed Block, and Corporate. Effective with the fourth quarter of 2011 we modified our reporting segments to reclassify our long-term care products from the Unum US segment to the Closed Block segment.  We also reclassified our other insurance products not actively marketed which were previously reported in the Corporate and Other segment to the Closed Block segment. Also, we previously allocated the amortization of prior period actuarial gains or losses, a component of the net periodic benefit costs for our pensions and other postretirement benefit plans, to our Corporate segment. During the first quarter of 2012, we determined that we would modify our segment reporting, effective January 1, 2012, to exclude the amortization of prior period actuarial gains or losses from operating income or operating loss by segment. Prior period segment results have been adjusted to conform to these changes.

2011
Year ended 12/31/2011 results include the following:

•	A deferred acquisition costs impairment charge of $196.0 million before tax and $127.5 million after tax related to our long-term care closed block business.

•	A reserve charge of $573.6 million before tax and $372.8 million after tax related to our long-term care closed block business.

•	A reserve charge of $183.5 million before tax and $119.3 million after tax related to our individual disability closed block business.

•	An income tax benefit of $41.3 million resulting from the settlement of our appeal to the Internal Revenue Service related to tax years 1996 to 2004.

•	An income tax charge of $18.6 million resulting from the repatriation of dividends from our U.K. subsidiaries.
2010
Year ended 12/31/2010 results include a tax charge of $10.2 million to reflect the impact of a tax law change.

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Per Common Share Information

Net Income
Assuming Dilution	$0.73	$0.71	$0.94	$2.69	$2.55
Basic	$0.74	$0.72	$0.94	$2.70	$2.56

Dividends Paid	$0.1050	$0.0925	$0.395	$0.350	$0.315

Book Value per Share:
As Reported	$28.62	$27.58	$27.91	$26.80	$24.25

Excluding Net Unrealized Gain (Loss) on Securities and Net Gain on Cash Flow Hedges	$25.18	$24.99	$24.41	$24.35	$21.97

Excluding Foreign Currency Translation Adjustment	$25.50	$25.26	$24.82	$24.69	$22.20

Excluding Unrecognized Pension and Postretirement Benefit Costs	$27.03	$26.27	$26.33	$25.69	$23.20

Price (UNM closing price on last trading day of period)	$24.48	$26.25	$21.07	$24.22	$19.52

See "Consolidated Balance Sheets" on page 4 of this statistical supplement for detail on the components of Accumulated Other Comprehensive Income (Loss) excluded from Total Stockholders' Equity in computing the book value per share measures listed above.

At March 31, 2011 and December 31, 2009, Total Stockholders' Equity, Net Unrealized Gain on Securities, Net Gain on Cash Flow Hedges, Foreign Currency Translation Adjustment, and Unrecognized Pension and Postretirement Benefit Costs were $8,522.2 million and $8,045.0 million; $449.3 million and $382.7 million; $351.1 million and $370.8 million; $(80.6) million and $(75.3) million; and $(313.5) million and $(330.7) million, respectively.

1.1

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Revenue
Premium Income	$1,921.9	$1,869.5	$7,514.2	$7,431.4	$7,475.5
Net Investment Income	619.5	618.7	2,519.6	2,495.5	2,346.6
Net Realized Investment Gain (Loss)	12.4	15.2	(4.9)	24.7	11.7
Other Income	57.5	59.7	249.1	241.6	257.2
Total Revenue	2,611.3	2,563.1	10,278.0	10,193.2	10,091.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,662.9	1,593.0	7,209.5	6,354.1	6,291.6
Commissions	232.3	224.3	879.2	855.4	837.1
Interest and Debt Expense - Non-recourse Debt	3.0	3.0	11.5	12.9	18.6
Interest and Debt Expense - All Other Debt	32.5	34.9	131.8	128.9	106.8
Deferral of Acquisition Costs	(117.4)	(112.2)	(442.5)	(422.5)	(410.9)
Amortization of Deferred Acquisition Costs	99.4	95.0	365.7	373.3	351.9
Impairment of Deferred Acquisition Costs	—	—	196.0	—	—
Other Expenses	388.6	397.7	1,593.5	1,571.2	1,612.0
Total Benefits and Expenses	2,301.3	2,235.7	9,944.7	8,873.3	8,807.1

Income Before Income Tax	310.0	327.4	333.3	1,319.9	1,283.9
Income Tax Expense	96.1	103.8	49.1	441.2	436.6

Net Income	$213.9	$223.6	$284.2	$878.7	$847.3

Average Weighted Shares Outstanding
Basic	290,429,488	312,742,274	302,399,783	325,839,020	331,266,247
Dilutive Securities:
Options and Other Nonvested Stock Awards	854,548	1,590,043	1,171,250	1,382,036	869,934
Assuming Dilution	291,284,036	314,332,317	303,571,033	327,221,056	332,136,181

Actual Number of Shares Outstanding	285,812,401	308,966,237	292,715,954	316,573,452	331,809,247

Unum Group Sales Data by Segment

	Three Months Ended			Year Ended
	3/31/2012	3/31/2011	% Change	12/31/2011	12/31/2010	12/31/2009
Unum US
Fully Insured Products	$194.9	$173.0	12.7%	$707.3	$643.4	$683.1
Administrative Services Only (ASO) Products	0.6	1.4	(57.1)	6.4	6.3	7.7
Total Unum US	195.5	174.4	12.1	713.7	649.7	690.8

Unum UK	30.8	17.6	75.0	100.2	119.2	123.2

Colonial Life	71.1	70.6	0.7	365.9	358.8	343.8

Closed Block	9.1	7.1	28.2	36.1	26.8	27.6

Consolidated	$306.5	$269.7	13.6	$1,215.9	$1,154.5	$1,185.4

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2012	3/31/2011	% Change	12/31/2011	12/31/2010	12/31/2009
Sales by Product

Fully Insured Products
Group Disability, Group Life, and AD&D
Group Long-term Disability	$35.8	$29.5	21.4%	$165.0	$148.2	$182.1
Group Short-term Disability	13.4	14.0	(4.3)	84.9	80.3	83.9
Group Life	33.0	30.8	7.1	185.3	166.9	184.9
AD&D	2.9	2.5	16.0	17.6	18.1	18.7
Subtotal	85.1	76.8	10.8	452.8	413.5	469.6
Supplemental and Voluntary
Individual Disability - Recently Issued	14.9	14.2	4.9	55.6	42.7	51.6
Voluntary Benefits	94.9	82.0	15.7	198.9	187.2	161.9
Subtotal	109.8	96.2	14.1	254.5	229.9	213.5

Total Fully Insured Products	194.9	173.0	12.7	707.3	643.4	683.1

ASO Products	0.6	1.4	(57.1)	6.4	6.3	7.7

Total Sales	$195.5	$174.4	12.1	$713.7	$649.7	$690.8

Sales by Market Sector

Group Disability, Group Life, and AD&D
Core Market (< 2,000 lives)	$58.4	$52.4	11.5%	$322.1	$294.0	$320.6
Large Case Market	26.7	24.4	9.4	130.7	119.5	149.0
Subtotal	85.1	76.8	10.8	452.8	413.5	469.6

Supplemental and Voluntary	109.8	96.2	14.1	254.5	229.9	213.5

Total Fully Insured Products	194.9	173.0	12.7	707.3	643.4	683.1

ASO Products	0.6	1.4	(57.1)	6.4	6.3	7.7

Total Sales	$195.5	$174.4	12.1	$713.7	$649.7	$690.8

3.1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
	3/31/2012	3/31/2011	% Change	12/31/2011	12/31/2010	12/31/2009
Group Long-term Disability	$11.2	$8.2	36.6%	$47.8	$53.1	$56.8
Group Life	18.0	6.8	164.7	43.8	57.3	53.8
Supplemental and Voluntary	1.6	2.6	(38.5)	8.6	8.8	12.6
Total Sales	$30.8	$17.6	75.0	$100.2	$119.2	$123.2

(in millions of pounds)
Group Long-term Disability	£7.1	£5.1	39.2%	£29.8	£34.4	£36.5
Group Life	11.5	4.3	167.4	27.5	37.1	33.4
Supplemental and Voluntary	1.0	1.6	(37.5)	5.4	5.7	8.0
Total Sales	£19.6	£11.0	78.2	£62.7	£77.2	£77.9

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2012	3/31/2011	% Change	12/31/2011	12/31/2010	12/31/2009
Accident, Sickness, and Disability	$46.5	$47.2	(1.5)%	$242.9	$237.4	$221.1
Life	13.8	13.3	3.8	65.5	65.7	68.3
Cancer and Critical Illness	10.8	10.1	6.9	57.5	55.7	54.4
Total Sales	$71.1	$70.6	0.7	$365.9	$358.8	$343.8

3.2

Unum Group Consolidated Balance Sheets

	March 31,	December 31,
	2012	2011	2010
Assets		As Adjusted
Investments
Fixed Maturity Securities	$42,411.2	$42,486.7	$40,035.6
Mortgage Loans	1,615.9	1,612.3	1,516.8
Policy Loans	3,049.0	3,051.4	2,996.1
Other Long-term Investments	635.5	639.2	529.3
Short-term Investments	1,441.2	1,423.5	1,163.1
Total Investments	49,152.8	49,213.1	46,240.9

Cash and Bank Deposits	102.5	116.6	53.6
Accounts and Premiums Receivable	1,713.8	1,672.2	1,665.8
Reinsurance Recoverable	4,824.4	4,854.6	4,827.9
Accrued Investment Income	736.9	681.8	669.8
Deferred Acquisition Costs	1,699.7	1,677.1	1,816.1
Goodwill	201.5	201.2	201.2
Property and Equipment	497.4	493.3	476.8
Other Assets	642.8	645.3	650.6
Total Assets	$59,571.8	$59,555.2	$56,602.7

Liabilities
Policy and Contract Benefits	$1,470.5	$1,494.0	$1,565.0
Reserves for Future Policy and Contract Benefits	42,965.5	43,051.9	39,715.0
Unearned Premiums	490.4	433.2	436.7
Other Policyholders' Funds	1,638.4	1,625.9	1,669.7
Income Tax Payable	98.4	38.2	135.7
Deferred Income Tax	88.9	44.7	171.7
Short-term Debt	372.2	312.3	225.1
Long-term Debt - Non-recourse	615.0	632.5	716.9
Long-term Debt - All Other	1,937.8	1,937.7	1,914.4
Other Liabilities	1,714.8	1,815.1	1,567.6
Total Liabilities	51,391.9	51,385.5	48,117.8

Stockholders’ Equity
Common Stock	35.9	35.9	36.5
Additional Paid-in Capital	2,600.4	2,591.1	2,615.4
Accumulated Other Comprehensive Income (Loss)
Net Unrealized Gain on Securities	584.4	614.8	416.1
Net Gain on Cash Flow Hedges	398.0	408.7	361.0
Foreign Currency Translation Adjustment	(89.4)	(117.6)	(107.1)
Unrecognized Pension and Postretirement Benefit Costs	(437.6)	(444.1)	(318.6)
Retained Earnings	6,793.5	6,611.0	6,591.8
Treasury Stock	(1,705.3)	(1,530.1)	(1,110.2)
Total Stockholders’ Equity	8,179.9	8,169.7	8,484.9
Total Liabilities and Stockholders’ Equity	$59,571.8	$59,555.2	$56,602.7

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Closed Block	Consolidated
Balances at December 31, 2009, as adjusted	$932.4	$40.8	$593.5	$217.6	$1,784.3
Capitalized	207.8	15.1	196.8	2.8	422.5
Amortized	(192.6)	(13.6)	(150.1)	(17.0)	(373.3)
Adjustment Related to Unrealized Investment Gains/Losses	(3.9)	—	(12.2)	—	(16.1)
Foreign Currency	—	(1.3)	—	—	(1.3)
Balances at December 31, 2010, as adjusted	943.7	41.0	628.0	203.4	1,816.1
Capitalized	220.3	15.4	203.1	3.7	442.5
Amortized	(188.1)	(15.3)	(151.2)	(11.1)	(365.7)
Impairment of Deferred Acquisition Costs	—	—	—	(196.0)	(196.0)
Adjustment Related to Unrealized Investment Gains/Losses	(4.1)	—	(15.5)	—	(19.6)
Foreign Currency	—	(0.2)	—	—	(0.2)
Balances at December 31, 2011, as adjusted	971.8	40.9	664.4	—	1,677.1
Capitalized	61.9	3.6	51.9	—	117.4
Amortized	(53.6)	(3.9)	(41.9)	—	(99.4)
Adjustment Related to Unrealized Investment Gains/Losses	1.5	—	1.9	—	3.4
Foreign Currency	—	1.2	—	—	1.2
Balances at March 31, 2012	$981.6	$41.8	$676.3	$—	$1,699.7

4.1

Unum Group Balance Sheets by Segment - March 31, 2012

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,861.0	$2,468.5	$3,851.3	$16,180.8	$3,518.6	$2,342.6	$25,552.4	$1,558.4	$49,152.8
Deferred Acquisition Costs	41.3	33.7	906.6	981.6	41.8	676.3	—	—	1,699.7
Goodwill	2.5	—	187.5	190.0	11.5	—	—	—	201.5
All Other	710.6	120.8	437.7	1,269.1	174.9	190.4	5,753.8	1,129.6	8,517.8
Total Assets	$10,615.4	$2,623.0	$5,383.1	$18,621.5	$3,746.8	$3,209.3	$31,306.2	$2,688.0	$59,571.8

Liabilities
Reserves and Policyholder Benefits	$8,820.3	$1,669.6	$3,293.7	$13,783.6	$2,648.9	$1,794.7	$28,337.6	$—	$46,564.8
Debt	75.5	—	—	75.5	—	—	583.1	2,266.4	2,925.0
All Other	223.8	25.3	354.9	604.0	123.9	250.8	20.2	903.2	1,902.1
Total Liabilities	9,119.6	1,694.9	3,648.6	14,463.1	2,772.8	2,045.5	28,940.9	3,169.6	51,391.9

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,500.8	886.5	1,600.1	3,987.4	799.7	1,051.9	2,087.9	(729.4)	7,197.5
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(5.0)	41.6	134.4	171.0	174.3	111.9	277.4	247.8	982.4
Total Allocated Stockholders' Equity	1,495.8	928.1	1,734.5	4,158.4	974.0	1,163.8	2,365.3	(481.6)	8,179.9

Total Liabilities and Allocated Stockholders' Equity	$10,615.4	$2,623.0	$5,383.1	$18,621.5	$3,746.8	$3,209.3	$31,306.2	$2,688.0	$59,571.8

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4.2

Unum Group Balance Sheets by Segment - December 31, 2011 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$10,017.5	$2,424.6	$3,735.4	$16,177.5	$3,293.6	$2,294.8	$25,615.9	$1,831.3	$49,213.1
Deferred Acquisition Costs	39.4	32.0	900.4	971.8	40.9	664.4	—	—	1,677.1
Goodwill	2.5	—	187.5	190.0	11.2	—	—	—	201.2
All Other	616.1	124.7	503.5	1,244.3	203.8	208.6	5,823.6	983.5	8,463.8
Total Assets	$10,675.5	$2,581.3	$5,326.8	$18,583.6	$3,549.5	$3,167.8	$31,439.5	$2,814.8	$59,555.2

Liabilities
Reserves and Policyholder Benefits	$8,913.9	$1,661.9	$3,270.3	$13,846.1	$2,491.8	$1,768.3	$28,498.8	$—	$46,605.0
Debt	79.0	—	—	79.0	—	—	597.6	2,205.9	2,882.5
All Other	207.1	12.5	341.2	560.8	114.0	248.8	38.8	935.6	1,898.0
Total Liabilities	9,200.0	1,674.4	3,611.5	14,485.9	2,605.8	2,017.1	29,135.2	3,141.5	51,385.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,477.7	867.4	1,587.8	3,932.9	756.1	1,030.9	2,006.0	(579.7)	7,146.2
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(2.2)	39.5	127.5	164.8	187.6	119.8	298.3	253.0	1,023.5
Total Allocated Stockholders' Equity	1,475.5	906.9	1,715.3	4,097.7	943.7	1,150.7	2,304.3	(326.7)	8,169.7

Total Liabilities and Allocated Stockholders' Equity	$10,675.5	$2,581.3	$5,326.8	$18,583.6	$3,549.5	$3,167.8	$31,439.5	$2,814.8	$59,555.2

4.3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2012	3/31/2011	% Change	12/31/2011	12/31/2010	% Change
		As Adjusted		As Adjusted
Premium Income
Unum US	$1,112.0	$1,068.8	4.0%	$4,296.0	$4,255.4	1.0%
Unum UK	170.7	167.1	2.2	687.6	650.6	5.7
Colonial Life	296.3	280.4	5.7	1,135.3	1,075.7	5.5
Closed Block	342.9	353.2	(2.9)	1,395.3	1,449.7	(3.8)
	1,921.9	1,869.5	2.8	7,514.2	7,431.4	1.1
Net Investment Income
Unum US	238.6	233.7	2.1	951.4	941.5	1.1
Unum UK	36.5	44.9	(18.7)	189.9	170.5	11.4
Colonial Life	35.6	31.3	13.7	132.4	122.5	8.1
Closed Block	301.6	294.3	2.5	1,189.7	1,166.4	2.0
Corporate	7.2	14.5	(50.3)	56.2	94.6	(40.6)
	619.5	618.7	0.1	2,519.6	2,495.5	1.0
Other Income
Unum US	31.1	31.0	0.3	121.6	122.8	(1.0)
Unum UK	0.1	0.1	—	0.3	1.2	(75.0)
Colonial Life	0.1	0.1	—	0.5	0.7	(28.6)
Closed Block	25.9	27.5	(5.8)	106.1	113.6	(6.6)
Corporate	0.3	1.0	(70.0)	20.6	3.3	N.M.
	57.5	59.7	(3.7)	249.1	241.6	3.1
Total Operating Revenue
Unum US	1,381.7	1,333.5	3.6	5,369.0	5,319.7	0.9
Unum UK	207.3	212.1	(2.3)	877.8	822.3	6.7
Colonial Life	332.0	311.8	6.5	1,268.2	1,198.9	5.8
Closed Block	670.4	675.0	(0.7)	2,691.1	2,729.7	(1.4)
Corporate	7.5	15.5	(51.6)	76.8	97.9	(21.6)
	$2,598.9	$2,547.9	2.0	$10,282.9	$10,168.5	1.1

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	3/31/2012	3/31/2011	% Change	12/31/2011	12/31/2010	% Change
		As Adjusted		As Adjusted
Benefits and Expenses
Unum US	$1,175.8	$1,138.8	3.2%	$4,552.1	$4,550.7	—%
Unum UK	168.5	163.2	3.2	687.1	613.3	12.0
Colonial Life	262.3	245.3	6.9	998.1	929.2	7.4
Closed Block	655.0	643.1	1.9	3,520.3	2,611.1	34.8
Corporate	28.1	37.3	(24.7)	155.2	136.8	13.5
	2,289.7	2,227.7	2.8	9,912.8	8,841.1	12.1
Income (Loss) Before Income Tax, Net Realized Investment Gains and Losses and Non-operating Retirement-related Loss
Unum US	205.9	194.7	5.8	816.9	769.0	6.2
Unum UK	38.8	48.9	(20.7)	190.7	209.0	(8.8)
Colonial Life	69.7	66.5	4.8	270.1	269.7	0.1
Closed Block	15.4	31.9	(51.7)	(829.2)	118.6	N.M.
Corporate	(20.6)	(21.8)	5.5	(78.4)	(38.9)	(101.5)
	309.2	320.2	(3.4)	370.1	1,327.4	(72.1)
Income Tax Expense	96.0	101.1	(5.0)	61.6	443.2	(86.1)

Income Before Net Realized Investment Gains and Losses and Non-operating Retirement-related Loss	213.2	219.1	(2.7)	308.5	884.2	(65.1)

Net Realized Investment Gain (Loss)	12.4	15.2	(18.4)	(4.9)	24.7	(119.8)

Tax (Expense) Benefit on Net Realized Investment Gain (Loss)	(4.1)	(5.5)	(25.5)	1.3	(9.0)	(114.4)

Non-operating Retirement-related Loss	(11.6)	(8.0)	45.0	(31.9)	(32.2)	(0.9)

Tax Benefit on Non-operating Retirement-related Loss	4.0	2.8	42.9	11.2	11.0	1.8

Net Income	$213.9	$223.6	(4.3)	$284.2	$878.7	(67.7)

5.1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
		As Adjusted
Premium Income
Unum US	$1,112.0	$1,083.0	$1,074.4	$1,069.8	$1,068.8	$1,060.3	$1,061.2	$1,067.0	$1,066.9
Unum UK	170.7	169.2	175.5	175.8	167.1	170.5	161.4	152.9	165.8
Colonial Life	296.3	289.2	283.7	282.0	280.4	273.6	269.3	267.7	265.1
Closed Block	342.9	347.1	347.6	347.4	353.2	363.8	358.3	362.2	365.4
	1,921.9	1,888.5	1,881.2	1,875.0	1,869.5	1,868.2	1,850.2	1,849.8	1,863.2
Net Investment Income
Unum US	238.6	238.8	240.0	238.9	233.7	242.3	232.1	237.8	229.3
Unum UK	36.5	50.6	43.3	51.1	44.9	48.6	39.0	43.1	39.8
Colonial Life	35.6	32.8	32.5	35.8	31.3	31.4	31.9	29.3	29.9
Closed Block	301.6	300.8	300.1	294.5	294.3	291.8	290.8	293.0	290.8
Corporate	7.2	11.6	13.3	16.8	14.5	20.2	24.6	26.6	23.2
	619.5	634.6	629.2	637.1	618.7	634.3	618.4	629.8	613.0
Other Income
Unum US	31.1	30.7	30.4	29.5	31.0	32.6	29.6	30.6	30.0
Unum UK	0.1	0.2	—	—	0.1	0.1	0.2	0.4	0.5
Colonial Life	0.1	0.1	0.1	0.2	0.1	0.2	0.2	0.1	0.2
Closed Block	25.9	25.5	26.4	26.7	27.5	28.6	27.8	28.6	28.6
Corporate	0.3	17.8	2.2	(0.4)	1.0	1.6	0.4	0.8	0.5
	57.5	74.3	59.1	56.0	59.7	63.1	58.2	60.5	59.8
Total Operating Revenue
Unum US	1,381.7	1,352.5	1,344.8	1,338.2	1,333.5	1,335.2	1,322.9	1,335.4	1,326.2
Unum UK	207.3	220.0	218.8	226.9	212.1	219.2	200.6	196.4	206.1
Colonial Life	332.0	322.1	316.3	318.0	311.8	305.2	301.4	297.1	295.2
Closed Block	670.4	673.4	674.1	668.6	675.0	684.2	676.9	683.8	684.8
Corporate	7.5	29.4	15.5	16.4	15.5	21.8	25.0	27.4	23.7
	2,598.9	2,597.4	2,569.5	2,568.1	2,547.9	2,565.6	2,526.8	2,540.1	2,536.0

Unum Group Quarterly Historical Financial Results by Segment

	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
		As Adjusted
Benefits and Expenses
Unum US	$1,175.8	$1,145.1	$1,135.6	$1,132.6	$1,138.8	$1,140.5	$1,131.9	$1,134.6	$1,143.7
Unum UK	168.5	168.1	184.1	171.7	163.2	171.4	152.8	143.6	145.5
Colonial Life	262.3	257.1	249.6	246.1	245.3	247.8	230.4	226.0	225.0
Closed Block	655.0	1,595.7	643.3	638.2	643.1	655.0	647.2	660.0	648.9
Corporate	28.1	48.2	36.3	33.4	37.3	37.6	34.1	32.3	32.8
	2,289.7	3,214.2	2,248.9	2,222.0	2,227.7	2,252.3	2,196.4	2,196.5	2,195.9
Income (Loss) Before Income Tax, Net Realized Investment Gains and Losses and Non-operating Retirement-related Loss
Unum US	205.9	207.4	209.2	205.6	194.7	194.7	191.0	200.8	182.5
Unum UK	38.8	51.9	34.7	55.2	48.9	47.8	47.8	52.8	60.6
Colonial Life	69.7	65.0	66.7	71.9	66.5	57.4	71.0	71.1	70.2
Closed Block	15.4	(922.3)	30.8	30.4	31.9	29.2	29.7	23.8	35.9
Corporate	(20.6)	(18.8)	(20.8)	(17.0)	(21.8)	(15.8)	(9.1)	(4.9)	(9.1)
	309.2	(616.8)	320.6	346.1	320.2	313.3	330.4	343.6	340.1
Income Tax Expense (Benefit)	96.0	(248.1)	97.5	111.1	101.1	101.3	107.1	111.1	123.7

Income (Loss) Before Net Realized Investment Gain and Loss and Non-operating Retirement-related Loss	213.2	(368.7)	223.1	235.0	219.1	212.0	223.3	232.5	216.4

Net Realized Investment Gain (Loss)	12.4	7.4	(23.9)	(3.6)	15.2	27.5	1.1	(29.5)	25.6

Tax (Expense) Benefit on Net Realized Investment Gain (Loss)	(4.1)	(2.6)	8.0	1.4	(5.5)	(10.3)	(0.2)	10.6	(9.1)

Non-operating Retirement-related Loss	(11.6)	(7.9)	(8.0)	(8.0)	(8.0)	(8.1)	(8.0)	(8.1)	(8.0)

Tax Benefit on Non-operating Retirement-related Loss	4.0	2.8	2.8	2.8	2.8	2.8	2.7	2.8	2.7

Net Income (Loss)	$213.9	$(369.0)	$202.0	$227.6	$223.6	$223.9	$218.9	$208.3	$227.6

Net Income (Loss) Per Common Share - Assuming Dilution	$0.73	$(1.26)	$0.68	$0.74	$0.71	$0.70	$0.67	$0.63	$0.68

6.1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Operating Revenue
Premium Income	$1,112.0	$1,068.8	$4,296.0	$4,255.4	$4,278.4
Net Investment Income	238.6	233.7	951.4	941.5	934.3
Other Income	31.1	31.0	121.6	122.8	118.8
Total	1,381.7	1,333.5	5,369.0	5,319.7	5,331.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	806.2	770.4	3,113.5	3,124.4	3,192.1
Commissions	129.3	123.0	474.0	460.6	448.3
Interest and Debt Expense	0.3	0.3	1.0	1.2	2.0
Deferral of Acquisition Costs	(61.9)	(56.6)	(220.3)	(207.8)	(209.3)
Amortization of Deferred Acquisition Costs	53.6	49.6	188.1	192.6	180.1
Other Expenses	248.3	252.1	995.8	979.7	999.3
Total	1,175.8	1,138.8	4,552.1	4,550.7	4,612.5

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$205.9	$194.7	$816.9	$769.0	$719.0

Operating Ratios (% of Premium Income):
Benefit Ratio	72.5%	72.1%	72.5%	73.4%	74.6%
Other Expense Ratio	22.3%	23.6%	23.2%	23.0%	23.4%
Before-tax Operating Income Ratio	18.5%	18.2%	19.0%	18.1%	16.8%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Group Long-term Disability	$395.5	$397.0	$1,580.2	$1,639.4	$1,726.9
Group Short-term Disability	117.7	111.0	455.2	430.9	432.8
Total Premium Income	513.2	508.0	2,035.4	2,070.3	2,159.7
Net Investment Income	147.4	147.7	605.0	614.6	629.4
Other Income	23.5	22.2	89.4	86.7	88.9
Total	684.1	677.9	2,729.8	2,771.6	2,878.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	435.7	426.3	1,722.1	1,747.8	1,862.8
Commissions	40.4	40.8	159.5	159.7	162.2
Interest and Debt Expense	0.3	0.3	1.0	1.2	2.0
Deferral of Acquisition Costs	(6.1)	(5.4)	(21.9)	(18.2)	(24.1)
Amortization of Deferred Acquisition Costs	4.2	5.0	19.8	20.5	24.2
Other Expenses	134.9	137.1	547.0	543.7	572.6
Total	609.4	604.1	2,427.5	2,454.7	2,599.7

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$74.7	$73.8	$302.3	$316.9	$278.3

Operating Ratios (% of Premium Income):
Benefit Ratio	84.9%	83.9%	84.6%	84.4%	86.3%
Other Expense Ratio	26.3%	27.0%	26.9%	26.3%	26.5%
Before-tax Operating Income Ratio	14.6%	14.5%	14.9%	15.3%	12.9%

Premium Persistency:
Group Long-term Disability	91.7%	89.7%	90.2%	89.4%	86.9%
Group Short-term Disability	90.5%	90.7%	89.9%	88.6%	86.8%

Case Persistency:
Group Long-term Disability	87.8%	89.2%	89.0%	88.4%	87.4%
Group Short-term Disability	86.6%	87.7%	88.0%	87.3%	86.5%

7.1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Group Life	$293.6	$273.4	$1,106.7	$1,090.3	$1,057.7
Accidental Death & Dismemberment	28.3	27.1	109.2	106.1	104.9
Total Premium Income	321.9	300.5	1,215.9	1,196.4	1,162.6
Net Investment Income	34.9	34.2	135.5	129.6	126.5
Other Income	0.5	0.5	2.2	2.4	1.9
Total	357.3	335.2	1,353.6	1,328.4	1,291.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	231.7	210.2	854.6	839.9	815.5
Commissions	26.2	23.5	95.5	89.3	85.4
Deferral of Acquisition Costs	(5.1)	(4.7)	(18.5)	(15.4)	(16.4)
Amortization of Deferred Acquisition Costs	3.4	3.6	14.2	14.1	15.3
Other Expenses	48.7	51.0	199.3	196.5	197.6
Total	304.9	283.6	1,145.1	1,124.4	1,097.4

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$52.4	$51.6	$208.5	$204.0	$193.6

Operating Ratios (% of Premium Income):
Benefit Ratio	72.0%	70.0%	70.3%	70.2%	70.1%
Other Expense Ratio	15.1%	17.0%	16.4%	16.4%	17.0%
Before-tax Operating Income Ratio	16.3%	17.2%	17.1%	17.1%	16.7%

Premium Persistency:
Group Life	91.3%	86.4%	88.0%	91.5%	86.9%
Accidental Death & Dismemberment	91.0%	86.1%	88.2%	90.7%	88.1%

Case Persistency:
Group Life	87.3%	88.3%	88.6%	88.3%	87.2%
Accidental Death & Dismemberment	87.4%	88.5%	88.6%	88.4%	87.2%

7.2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$118.4	$115.1	$464.7	$457.9	$463.7
Voluntary Benefits	158.5	145.2	580.0	530.8	492.4
Total Premium Income	276.9	260.3	1,044.7	988.7	956.1
Net Investment Income	56.3	51.8	210.9	197.3	178.4
Other Income	7.1	8.3	30.0	33.7	28.0
Total	340.3	320.4	1,285.6	1,219.7	1,162.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	138.8	133.9	536.8	536.7	513.8
Commissions	62.7	58.7	219.0	211.6	200.7
Deferral of Acquisition Costs	(50.7)	(46.5)	(179.9)	(174.2)	(168.8)
Amortization of Deferred Acquisition Costs	46.0	41.0	154.1	158.0	140.6
Other Expenses	64.7	64.0	249.5	239.5	229.1
Total	261.5	251.1	979.5	971.6	915.4

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$78.8	$69.3	$306.1	$248.1	$247.1

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability - Recently Issued	51.6%	52.2%	52.2%	53.3%	51.4%
Voluntary Benefits	49.0%	50.8%	50.7%	55.1%	56.0%
Other Expense Ratio	23.4%	24.6%	23.9%	24.2%	24.0%
Before-tax Operating Income Ratio	28.5%	26.6%	29.3%	25.1%	25.8%

Interest Adjusted Loss Ratio:
Individual Disability - Recently Issued	30.3%	30.9%	30.8%	32.5%	32.5%

Premium Persistency:
Individual Disability - Recently Issued	90.3%	89.8%	89.3%	90.7%	89.6%
Voluntary Benefits	79.9%	79.5%	80.5%	80.1%	79.9%

7.3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Group Long-term Disability	$101.9	$103.4	$419.6	$421.2	$482.4
Group Life	52.7	47.6	203.6	171.6	147.8
Supplemental and Voluntary	16.1	16.1	64.4	57.8	55.9
Total Premium Income	170.7	167.1	687.6	650.6	686.1
Net Investment Income	36.5	44.9	189.9	170.5	124.5
Other Income	0.1	0.1	0.3	1.2	2.4
Total	207.3	212.1	877.8	822.3	813.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	123.6	115.8	493.8	435.8	373.6
Commissions	10.6	10.9	45.7	44.1	46.7
Deferral of Acquisition Costs	(3.6)	(3.5)	(15.4)	(15.1)	(13.7)
Amortization of Deferred Acquisition Costs	3.9	3.8	15.3	13.6	12.7
Other Expenses	34.0	36.2	147.7	134.9	141.7
Total	168.5	163.2	687.1	613.3	561.0

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$38.8	$48.9	$190.7	$209.0	$252.0

Operating Ratios (% of Premium Income):
Benefit Ratio	72.4%	69.3%	71.8%	67.0%	54.5%
Other Expense Ratio	19.9%	21.7%	21.5%	20.7%	20.7%
Before-tax Operating Income Ratio	22.7%	29.3%	27.7%	32.1%	36.7%

Premium Persistency:
Group Long-term Disability	86.0%	83.5%	86.6%	91.3%	88.5%
Group Life	84.7%	85.7%	89.3%	92.7%	80.1%
Supplemental and Voluntary	86.7%	89.3%	87.3%	88.9%	88.2%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Group Long-term Disability	£64.8	£64.5	£261.6	£272.3	£309.0
Group Life	33.5	29.7	127.0	110.9	94.1
Supplemental and Voluntary	10.3	10.0	40.1	37.4	35.6
Total Premium Income	108.6	104.2	428.7	420.6	438.7
Net Investment Income	23.3	28.0	118.4	110.2	79.6
Other Income	—	0.1	0.1	0.9	1.6
Total	131.9	132.3	547.2	531.7	519.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	78.6	72.3	307.7	281.4	238.3
Commissions	6.7	6.8	28.5	28.5	29.8
Deferral of Acquisition Costs	(2.3)	(2.2)	(9.5)	(9.6)	(8.7)
Amortization of Deferred Acquisition Costs	2.5	2.4	9.4	8.6	8.2
Other Expenses	21.7	22.6	92.1	87.4	90.2
Total	107.2	101.9	428.2	396.3	357.8

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	£24.7	£30.4	£119.0	£135.4	£162.1

Weighted Average Pound/Dollar Exchange Rate	1.571	1.607	1.603	1.543	1.554

8.1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$180.2	$172.3	$695.3	$661.0	$625.8
Life	51.7	46.2	190.7	176.5	165.6
Cancer and Critical Illness	64.4	61.9	249.3	238.2	223.7
Total Premium Income	296.3	280.4	1,135.3	1,075.7	1,015.1
Net Investment Income	35.6	31.3	132.4	122.5	114.3
Other Income	0.1	0.1	0.5	0.7	0.5
Total	332.0	311.8	1,268.2	1,198.9	1,129.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	154.4	144.1	589.4	534.7	480.6
Commissions	63.9	61.2	245.9	232.6	215.3
Deferral of Acquisition Costs	(51.9)	(51.3)	(203.1)	(196.8)	(182.3)
Amortization of Deferred Acquisition Costs	41.9	38.1	151.2	150.1	143.6
Other Expenses	54.0	53.2	214.7	208.6	203.6
Total	262.3	245.3	998.1	929.2	860.8

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$69.7	$66.5	$270.1	$269.7	$269.1

Operating Ratios (% of Premium Income):
Benefit Ratio	52.1%	51.4%	51.9%	49.7%	47.3%
Other Expense Ratio	18.2%	19.0%	18.9%	19.4%	20.1%
Before-tax Operating Income Ratio	23.5%	23.7%	23.8%	25.1%	26.5%

Persistency:
Accident, Sickness, and Disability	74.1%	75.0%	73.8%	75.9%	74.4%
Life	84.9%	86.0%	85.0%	86.0%	84.7%
Cancer and Critical Illness	83.6%	84.6%	84.0%	84.9%	83.8%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Individual Disability	$187.2	$202.3	$787.0	$847.0	$898.5
Long-term Care	155.2	150.6	608.1	599.2	594.7
All Other	0.5	0.3	0.2	3.5	2.7
Total Premium Income	342.9	353.2	1,395.3	1,449.7	1,495.9
Net Investment Income	301.6	294.3	1,189.7	1,166.4	1,106.8
Other Income	25.9	27.5	106.1	113.6	131.1
Total	670.4	675.0	2,691.1	2,729.7	2,733.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	578.7	562.7	3,012.8	2,259.2	2,245.3
Commissions	28.5	29.2	113.6	118.1	126.8
Interest and Debt Expense	2.7	2.7	10.5	11.7	16.6
Deferral of Acquisition Costs	—	(0.8)	(3.7)	(2.8)	(5.6)
Amortization of Deferred Acquisition Costs	—	3.5	11.1	17.0	15.5
Impairment of Long-term Care Deferred Acquisition Costs	—	—	196.0	—	—
Other Expenses	45.1	45.8	180.0	207.9	211.2
Total	655.0	643.1	3,520.3	2,611.1	2,609.8

Operating Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses, as reported	$15.4	$31.9	$(829.2)	$118.6	$124.0

Interest Adjusted Loss Ratios, as reported:
Individual Disability	83.1%	84.7%	108.0%	85.0%	81.6%
Long-term Care	91.2%	83.0%	179.3%	80.8%	76.5%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.2%	13.0%	12.9%	14.3%	14.1%
Before-tax Operating Income (Loss) Ratio, as reported	4.5%	9.0%	(59.4)%	8.2%	8.3%

Premium Persistency:
Individual Disability	92.9%	92.8%	92.9%	93.0%	93.2%
Long-term Care	95.9%	95.6%	96.0%	95.8%	95.1%

Unum Group Financial Results for Closed Block Segment - Continued

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Operating Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses, as reported	$15.4	$31.9	$(829.2)	$118.6	$124.0
Individual Disability Reserve Charge	—	—	183.5	—	—
Long-term Care Reserve Charge	—	—	573.6	—	—
Impairment of Long-term Care Deferred Acquisition Costs	—	—	196.0	—	—

Operating Income Before Income Tax and Net Realized Investment Gains and Losses, as adjusted	$15.4	$31.9	$123.9	$118.6	$124.0

Interest Adjusted Loss Ratios, as adjusted:
Individual Disability	83.1%	84.7%	84.7%	85.0%	81.6%
Long-term Care	91.2%	83.0%	84.9%	80.8%	76.5%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.2%	13.0%	12.9%	14.3%	14.1%
Before-tax Operating Income Ratio, as adjusted	4.5%	9.0%	8.9%	8.2%	8.3%

10.1

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2012	3/31/2011	12/31/2011	12/31/2010	12/31/2009
		As Adjusted	As Adjusted
Operating Revenue
Net Investment Income	$7.2	$14.5	$56.2	$94.6	$66.7
Other Income	0.3	1.0	20.6	3.3	4.4
Total	7.5	15.5	76.8	97.9	71.1

Expenses
Interest and Debt Expense	32.5	34.9	131.8	128.9	106.8
Other Expenses	(4.4)	2.4	23.4	7.9	12.7
Total	28.1	37.3	155.2	136.8	119.5

Operating Loss Before Non-operating Retirement-related Loss, Income Tax, and Net Realized Investment Gains and Losses	$(20.6)	$(21.8)	$(78.4)	$(38.9)	$(48.4)

Unum Group Reserves

	March 31, 2012
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$7,151.3	$609.9	31.6%	$7,761.2	$62.2	$7,699.0
Group Life and Accidental Death & Dismemberment	74.1	0.5	768.8	153.9	3.8	996.8	1.5	995.3
Individual Disability - Recently Issued	549.3	3.7	1,053.0	122.6	4.8	1,724.9	88.5	1,636.4
Voluntary Benefits	1,160.1	7.8	40.2	48.3	0.3	1,248.6	26.9	1,221.7
Unum US Segment	1,783.5	12.0	9,013.3	934.7	40.5	11,731.5	179.1	11,552.4

Unum UK Segment	26.4	0.2	2,174.1	135.9	9.4	2,336.4	110.1	2,226.3

Colonial Life Segment	1,418.0	9.5	246.9	92.0	1.4	1,756.9	11.7	1,745.2

Individual Disability	1,076.8	7.2	10,470.3	305.9	43.8	11,853.0	1,486.4	10,366.6
Long-term Care	4,878.2	32.8	682.1	50.9	3.0	5,611.2	47.7	5,563.5
Other	5,699.5	38.3	301.8	177.9	1.9	6,179.2	4,837.4	1,341.8
Closed Block Segment	11,654.5	78.3	11,454.2	534.7	48.7	23,643.4	6,371.5	17,271.9

Subtotal, Excluding Unrealized Adjustment	$14,882.4	100.0%	$22,888.5	$1,697.3	100.0%	39,468.2	6,672.4	32,795.8

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						4,967.8	276.0	4,691.8

Consolidated						$44,436.0	$6,948.4	$37,487.6

Unum Group Reserves

	December 31, 2011
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$7,230.0	$595.7	31.8%	$7,825.7	$63.8	$7,761.9
Group Life and Accidental Death & Dismemberment	74.3	0.5	780.5	146.2	3.8	1,001.0	1.0	1,000.0
Individual Disability - Recently Issued	546.7	3.7	1,063.9	104.5	4.8	1,715.1	91.0	1,624.1
Voluntary Benefits	1,138.6	7.7	42.1	45.8	0.3	1,226.5	26.5	1,200.0
Unum US Segment	1,759.6	11.9	9,116.5	892.2	40.7	11,768.3	182.3	11,586.0

Unum UK Segment	26.2	0.2	2,118.7	121.4	9.1	2,266.3	108.1	2,158.2

Colonial Life Segment	1,399.5	9.5	243.2	90.1	1.4	1,732.8	12.2	1,720.6

Individual Disability	1,112.3	7.6	10,494.0	299.1	43.9	11,905.4	1,477.2	10,428.2
Long-term Care	4,728.3	32.1	667.8	50.3	2.9	5,446.4	48.2	5,398.2
Other	5,687.9	38.7	306.5	186.7	2.0	6,181.1	4,824.6	1,356.5
Closed Block Segment	11,528.5	78.4	11,468.3	536.1	48.8	23,532.9	6,350.0	17,182.9

Subtotal, Excluding Unrealized Adjustment	$14,713.8	100.0%	$22,946.7	$1,639.8	100.0%	39,300.3	6,652.6	32,647.7

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						5,245.6	293.2	4,952.4

Consolidated						$44,545.9	$6,945.8	$37,600.1

12.1

Unum Group Investment Fact Sheet at March 31, 2012

	3/31/2012			3/31/2012	12/31/2011
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$27,685.7	65.3%	Duration Weighted Book Yield	6.62%	6.67%
Asset-Backed Securities (1)	126.1	0.3	Average Duration (in years)	7.73	7.85
Residential Mortgage-Backed Securities (2)	2,593.5	6.1
Commercial Mortgage-Backed Securities	122.7	0.3
Private Placements	4,730.5	11.1
High Yield	2,890.5	6.8
Government Securities	2,661.4	6.3
Municipal Securities	1,556.4	3.7
Redeemable Preferred Stocks (3)	44.4	0.1
Total	$42,411.2	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	12.0%	12.2%	Total Non-Current Investments	$54.8	$58.6
Aa	8.2	8.5	Total Schedule BA Assets	$452.8	$436.3
A	30.7	31.6
Baa	41.3	40.8
Below Baa	7.8	6.9
Total	100.0%	100.0%

(1) Includes $0.6 million of high yield asset-backed securities.
(2) Includes $38.7 million of high yield mortgage-backed securities.
(3) Includes $6.9 million of high yield preferred stock.

Unum Group Investment Fact Sheet at March 31, 2012

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,386.5	$213.9	$254.1	$20.7	$2,132.4	$234.6
Capital Goods	3,732.8	421.4	364.3	23.6	3,368.5	445.0
Communications	2,823.9	404.3	144.0	14.3	2,679.9	418.6
Consumer Cyclical	1,168.6	131.9	156.0	5.8	1,012.6	137.7
Consumer Non-Cyclical	5,381.7	794.4	175.5	7.2	5,206.2	801.6
Energy (Oil & Gas)	3,699.6	586.8	129.5	2.6	3,570.1	589.4
Financial Institutions	3,514.4	204.1	559.4	30.4	2,955.0	234.5
Mortgage/Asset-Backed	2,842.3	337.9	47.6	0.9	2,794.7	338.8
Sovereigns	1,411.8	226.5	—	—	1,411.8	226.5
Technology	876.6	120.4	32.6	1.4	844.0	121.8
Transportation	1,281.7	195.0	28.1	0.6	1,253.6	195.6
U.S. Government Agencies and Municipalities	2,806.0	467.8	158.0	13.2	2,648.0	481.0
Utilities	10,440.9	1,414.9	358.3	36.1	10,082.6	1,451.0
Redeemable Preferred Stocks	44.4	3.9	6.9	0.6	37.5	4.5
Total	$42,411.2	$5,523.2	$2,414.3	$157.4	$39,996.9	$5,680.6

Fixed Maturity Securities - Financial Institutions Classification - Unrealized Gain (Loss)
Associations	$13.4	$1.4	$—	$—	$13.4	$1.4
Banking	2,191.5	90.5	503.5	29.2	1,688.0	119.7
Finance Captive	259.9	14.8	17.1	0.1	242.8	14.9
Insurance	714.1	73.3	38.8	1.1	675.3	74.4
Other Financial Institutions	42.9	1.3	—	—	42.9	1.3
Real Estate Management Services	292.6	22.8	—	—	292.6	22.8
Total	$3,514.4	$204.1	$559.4	$30.4	$2,955.0	$234.5

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
		Investment-Grade			Below-Investment-Grade
Category		Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days		$583.8	$15.6		$139.8	$4.8
91 through 180 days		137.4	7.1		93.9	9.5
181 through 270 days		373.7	9.6		109.9	7.9
271 days to 1 year		71.7	2.2		88.8	6.5
Greater than 1 year		472.2	53.5		343.1	40.7
Total		$1,638.8	$88.0		$775.5	$69.4

13.1

Unum Group Investment Fact Sheet at March 31, 2012

Asset and Mortgage-Backed Securities Portfolio
	Amortized Cost	Fair Value		% of Total Fixed Maturity Securities	Average Rating
Asset-Backed Securities
Credit Cards	$124.6	$125.5	4.4%	0.3%	AAA
Rate Reduction Bonds	—	—	—	—	—
Home Equity	0.9	0.6	—	—	CAA2
Collateralized Debt Obligations	—	—	—	—	—
Total	125.5	126.1	4.4	0.3	AAA

Residential Mortgage-Backed Securities
Agency CMOs	2,092.9	2,410.6	84.9	5.7	AAA
Agency Pass-throughs	116.3	125.4	4.4	0.3	AAA
Non-agency CMOs - Prime	57.1	57.5	2.0	0.1	BAA3
Alt-A	—	—	—	—	—
Subprime	—	—	—	—	—
Collateralized Debt Obligations	—	—	—	—	—
Total	2,266.3	2,593.5	91.3	6.1	AAA

Commercial Mortgage-Backed Securities
Agency CMBS	112.6	122.7	4.3	0.3	A3

Total	$2,504.4	$2,842.3	100.0%	6.7%	AAA

13.2

Unum Group Statutory Capital and Surplus

	As of March 31, 2012			As of December 31, 2011
	Capital and Surplus	AVR	Capital and Surplus + AVR	Capital and Surplus + AVR
Traditional U.S. Life Insurance Companies

Provident Life and Accident	$640.3	$80.2	$720.5	$734.0

Unum Life of America	1,550.2	197.3	1,747.5	1,748.3

Paul Revere Life (1)	407.0	40.5	447.5	448.2

Colonial Life & Accident	546.9	28.0	574.9	559.1

Provident Life and Casualty	147.0	8.6	155.6	150.2

First Unum Life	271.2	11.9	283.1	280.4

Paul Revere Variable (1)	37.4	0.6	38.0	37.5

(1) Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

Special Purpose Reinsurance Vehicles

Tailwind Reinsurance Company	$68.0	$0.1	$68.1	$67.4

Northwind Reinsurance Company	1,147.0	3.8	1,150.8	1,162.9

UnumProvident International Ltd.	555.2	—	555.2	555.0

Unum Group Statutory Operating Results

	Three Months Ended March 31
	Net Gain (Loss) from Operations After Tax		Net Realized Investment Gains (Losses) After Tax and Transfer to IMR		Net Income (Loss)
Traditional U.S. Life Insurance Companies	2012	2011	2012	2011	2012	2011
Provident Life and Accident	$46.7	$52.3	$(1.0)	$(2.7)	$45.7	$49.6
Unum Life of America	32.8	43.3	(3.4)	(8.8)	29.4	34.5
Paul Revere Life	23.0	12.2	0.1	8.2	23.1	20.4
Colonial Life & Accident	27.4	25.7	—	(0.3)	27.4	25.4
Provident Life and Casualty	7.0	4.0	—	—	7.0	4.0
First Unum Life	1.6	11.9	—	0.1	1.6	12.0
Paul Revere Variable	0.6	0.7	0.1	0.1	0.7	0.8
Total, as reported	139.1	150.1	(4.2)	(3.4)	134.9	146.7
Intercompany Dividends	(6.3)	(4.9)	—	—	(6.3)	(4.9)
Total, as adjusted	$132.8	$145.2	$(4.2)	$(3.4)	$128.6	$141.8

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$5.0	$3.2	$—	$—	$5.0	$3.2
Northwind Reinsurance Company	8.4	31.6	0.2	—	8.6	31.6
UnumProvident International Ltd.	(15.8)	1.7	1.1	1.8	(14.7)	3.5
Total	$(2.4)	$36.5	$1.3	$1.8	$(1.1)	$38.3

Note: Statutory results for our domestic insurers are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws. For UnumProvident International Ltd., results are reported in conformity with accounting principles as prescribed by applicable Bermuda laws.

14.1

Unum Life Insurance Company of America - Statutory Basis
Group Accident and Health Statutory Claim Reserves and Liabilities, Net of Ceded
On Claims Incurred Prior to January 1

	2012	2011	2010
Reserve Balance from Prior Year End	$6,755.9	$6,829.4	$6,880.9
Other Adjustments to Beginning Balance (see Schedule H)	—	(3.9)	(4.5)
Reserve Balance January 1 (a)	6,755.9	6,825.5	6,876.4
Paid on Prior Year Claims	(391.2)	(390.5)	(374.3)
Interest Earned on Reserves	104.5	110.7	113.0
Incurred on Prior Year Claims	(109.9)	(122.3)	(113.1)
Reserve Balance March 31	$6,359.3	$6,423.4	$6,502.0

Reserve Balance March 31		$6,423.4	$6,502.0
Paid on Prior Year Claims		(339.9)	(324.2)
Interest Earned on Reserves		104.0	108.2
Incurred on Prior Year Claims		(107.5)	(117.5)
Reserve Balance June 30		$6,080.0	$6,168.5

Reserve Balance June 30		$6,080.0	$6,168.5
Paid on Prior Year Claims		(316.4)	(304.0)
Interest Earned on Reserves		98.9	103.1
Incurred on Prior Year Claims		(49.4)	(75.1)
Reserve Balance September 30		$5,813.1	$5,892.5

Reserve Balance September 30		$5,813.1	$5,892.5
Paid on Prior Year Claims		(291.7)	(282.9)
Interest Earned on Reserves		92.5	99.0
Incurred on Prior Year Claims		(111.4)	(76.9)
Reserve Balance December 31 on Prior Year Claims		5,502.5	5,631.7
Reserve Balance December 31 on Current Year Claims		1,253.4	1,197.7
Reserve Balance December 31 on Total Claims Incurred (b)		$6,755.9	$6,829.4

(a) balances to Schedule H Part 3 Line 3.2 Column 2
(b) balances to Schedule H Part 2 Line C.1 Column 2

14.2

Reconciliation to Unum Life Insurance Company of America - Statutory Basis
Schedule H Part 3 for Group Accident and Health

	2011	2010	2009
Paid on Prior Year Existing Claims - Full Year	$1,338.5	$1,285.4	$1,301.2
(balances to Schedule H Part 3 Line 1.1 Column 2)

Incurred on Prior Year Claims - Full Year	$(390.6)	$(382.6)	$(360.2)
Interest Earned on Reserves - Full Year	406.1	423.3	427.1
Incurred on Prior Year Claims - Full Year, Excluding Interest Earned	$15.5	$40.7	$66.9
(balances to Schedule H Part 3 Line 3.3 Column 2)

Note: Group A&H for Unum Life Insurance Company of America includes group long- and short-term disability, group accidental death & dismemberment, and group voluntary disability, cancer, and critical illness products reported in our Unum US segment as well as the reinsurance pools reported in our Closed Block segment.

14.3

Notes to Statistical Supplement

Non-GAAP Financial Measures
We analyze our Company's performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income. We believe operating income or loss excluding realized investment gains or losses and non-operating retirement-related gains or losses, both of which are recurring, is a better performance measure and a better indicator of the profitability and underlying trends in our business. Both realized investment gains or losses and non-operating retirement-related gains or losses depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. The exclusion of these items from our performance does not replace net income or net loss as a measure of our overall profitability. We also believe book value per common share excluding the components of Accumulated Other Comprehensive Income, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

2012 Significant Transactions and Events

Accounting Standards Codification (ASC) 944 "Financial Services - Insurance”

In October 2010, the Financial Accounting Standards Board (FASB) issued an update to address the diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs.  The amendments in the update require that only incremental direct costs associated with the successful acquisition of a new or renewal insurance contract can be capitalized. All other costs are to be expensed as incurred. We adopted this update effective January 1, 2012 and applied the amendments retrospectively, adjusting all prior periods.

Share Repurchase Program

During the first three months of 2012, we repurchased 7.5 million shares on the open market at a cost of $175.2 million, including commissions of $0.2 million, under the February 2011 $1.0 billion stock repurchase program (see 2011 Significant Transactions and Events on page 15.1 for further discussion of the 2011 authorization). The dollar value of shares remaining under the $1.0 billion repurchase program was $349.7 million at March 31, 2012. These repurchased shares have been classified as treasury stock and accounted for using the cost method.

Financing

At March 31, 2012, short-term debt consisted of $372.2 million of securities lending agreements. We also made principal payments of $15.0 million and $2.5 million on our senior secured non-recourse floating rate notes issued by Northwind Holdings, LLC (Northwind) and Tailwind Holdings, LLC (Tailwind), respectively.

2011 Significant Transactions and Events

Conclusion of Long-term Care Strategic Review

Following a comprehensive and strategic review of our long-term care business, in February 2012 we announced that we would discontinue selling group long-term care.  We discontinued selling individual long-term care during 2009. Because both group and individual long-term care are now considered closed blocks of business, effective December 31, 2011, we reclassified our long-term care products from the Unum US segment to the Closed Block segment.  We also reclassified our other insurance products not actively marketed, including individual life and corporate-owned life insurance, reinsurance pools and management operations, group pension, health insurance, and individual annuities, which were previously reported in the Corporate and Other segment to the Closed Block segment. The inclusion of all closed blocks of business into one operating segment aligns with our reporting and monitoring of our closed blocks of business within a discrete segment and is consistent with our

(continued on next page)	15

separation of these blocks of business from the lines of business which actively market new products.  Prior period segment results have been restated to reflect these changes in our reporting classifications.

As part of the strategic review, and as is typical in the fourth quarter of each year, we analyzed our reserve assumptions for long-term care in conjunction with our annual loss recognition testing. We generally perform loss recognition tests on our deferred acquisition costs and policy reserves in the fourth quarter of each year, but more frequently if appropriate, using best estimate assumptions as of the date of the test. Included in the analysis was a review of our reserve discount rate assumptions and mortality and morbidity assumptions. Our analysis of reserve discount rate assumptions considered the significant decline in long-term interest rates which occurred late in the third quarter of 2011 due to the European Union debt crisis and the Federal Reserve's actions, including the announcement of "Operation Twist." We also considered an updated industry study for long-term care experience which was made available mid-year 2011 from the Society of Actuaries. Our analysis of this study, which was completed during the fourth quarter of 2011, showed that lower termination rates than we had previously assumed were beginning to emerge in industry and in our own company experience. Based on our analysis, as of December 31, 2011 we lowered the discount rate to reflect the low interest rate environment and our expectation of future investment portfolio yield rates. We also changed our mortality assumptions to reflect emerging experience due to an improvement in life expectancies which increases the ultimate number of people who will utilize long-term care benefits and also lengthens the amount of time a claimant receives long-term care benefits.  We changed our morbidity assumptions to reflect emerging industry experience as well as our own company experience. While our morbidity experience is still emerging and is not fully credible, we modified our assumptions to align more closely with the recently published industry study. Using our revised best estimate assumptions, as of December 31, 2011 we determined that our deferred acquisition costs of $196.0 million were not recoverable and that our policy and claim reserves should be increased by $573.6 million to reflect our current estimate of future benefit obligations. These charges decreased our 2011 net income by $500.3 million. The increase in reserves represented a 10.5 percent increase in long-term care policy and claim reserves as of December 31, 2011, which equaled $5.4 billion subsequent to the charge.

Claim Reserve Increase for Individual Disability Closed Block Business

Claim reserves supporting our individual disability closed block of business are calculated using assumptions based on actual experience believed to be currently appropriate. Claim reserves are subject to revision as current claim experience emerges and alters our view of future expectations. Claim resolution rates, which measure the resolution of claims from recovery, deaths, settlements, and benefit expirations, are very sensitive to operational and environmental changes and can be volatile. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the life of the block of business. We are now able, with a higher degree of confidence, to assess our own experience for older ages in our long duration lifetime claim block as our data has become credible. There is very little industry experience for lifetime disability benefits, as our insurance companies were the primary disability companies in the insurance industry at the time lifetime disability benefits were offered. These benefits were offered during the 1980s and 1990s, recent enough such that claimants are just reaching the older ages and providing us with data to build our claim experience base. Emerging experience indicates a longer life expectancy for our older age, longer duration disabled claimants, which lengthens the time a claimant receives disability benefits. As a result of this experience, as of December 31, 2011 we adjusted our mortality assumption within our claim resolution rate assumption and, as a result, increased our claim reserves for our individual disability closed block of business by $183.5 million and decreased net income by $119.3 million. The increase in reserves represented a 1.5 percent increase in individual disability policy and claim reserves as of December 31, 2011, which equaled $11.9 billion subsequent to the charge.

Share Repurchase Program

In February 2011, our board of directors authorized the repurchase of up to $1.0 billion of Unum Group's common stock, in addition to the amount remaining to be repurchased under the May 2010 $500.0 million authorization (See 2010 Significant Transactions and Events on page 15.2 for further discussion of the 2010 authorization). The $1.0 billion share repurchase program has an expiration date of August 2012.

In February 2011, we repurchased 7.1 million shares, at a cost of $200.0 million, using an accelerated repurchase agreement with a financial counterparty. As part of this transaction, we simultaneously entered into a forward contract indexed to the price of Unum Group common stock, which subjected the transaction to a future price

(continued on next page)	15.1

adjustment. Under the terms of the repurchase agreement, we were to receive, or be required to pay, a price adjustment based on the volume weighted average price of Unum Group common stock during the term of the agreement, less a discount. Any price adjustment payable to us was to be settled in shares of Unum Group common stock. Any price adjustment we would have been required to pay would have been settled in either cash or common stock at our option. The final price adjustment settlement occurred in March 2011, resulting in the delivery to us of 0.6 million additional shares. In total, we repurchased and retired 7.7 million shares pursuant to the accelerated repurchase agreement, which completed the May 2010 $500.0 million repurchase authorization and initiated the $1.0 billion repurchase program.

In addition to these repurchases, during 2011, we repurchased an additional 17.7 million shares on the open market at a cost of $419.9 million, including commissions of $0.3 million. The dollar value of shares remaining under the $1.0 billion repurchase program at December 31, 2011 was $524.7 million.

Pursuant to these repurchase programs, we retired 7.7 million shares during 2011. All other repurchased shares have been classified as treasury stock and accounted for using the cost method.

Income Tax

Our income tax for 2011 includes $41.3 million of tax benefits recognized due to a final settlement with the IRS with respect to our appeal of audit adjustments for the tax years 1996 to 2004. Our income tax for 2011 was unfavorably impacted by an $18.6 million tax charge related to the repatriation of £150.0 million of dividends from our U.K. subsidiaries.
The income tax rate in the U.K. is expected to be reduced annually, at least one percent per year, beginning in April 2011, with the ultimate goal of reducing the rate from 28 percent to 23 percent. In accordance with GAAP, we are required to adjust deferred tax assets and liabilities through income on the date of enactment of a rate change, the first of which occurred during the third quarter of 2010. An additional rate change was enacted during the third quarter of 2011. We recorded a reduction of $6.8 million and $2.7 million to our income tax expense during 2011 and 2010, respectively, to reflect the impact of the rate changes on our net deferred tax liability related to our U.K. operations.
Financing

During 2011, the remaining $225.1 million of our 7.625% senior notes due March 2011 matured. We also made principal payments of $74.4 million and $10.0 million on our senior secured non-recourse floating rate notes issued by Northwind and Tailwind, respectively, during 2011. At December 31, 2011, short-term debt consisted of $312.3 million of securities lending agreements.

2010 Significant Transactions and Events

Share Repurchase Program

In May 2010, our board of directors authorized the repurchase of up to $500.0 million of Unum Group's common stock. During 2010, we repurchased 16.4 million shares, at a cost of $356.0 million under this share repurchase program.

Financing

In 2010, we issued $400.0 million of unsecured senior notes in a public offering.  These notes, due in 2020, bear interest at a fixed rate of 5.625% and are payable semi-annually.  The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.  In addition, these notes are effectively subordinated to any indebtedness of our subsidiaries.

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During 2010, we made principal payments of $58.3 million and $10.0 million on our senior secured non-recourse floating rate notes issued by Northwind and Tailwind, respectively. We also purchased and retired $10.0 million of our 7.08% medium-term notes due 2024.

Tax Law Change

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 were signed into law.  Among other things, the new legislation reduces the tax benefits available to an employer that receives a postretirement prescription drug coverage subsidy from the federal government under the Medicare Prescription Drug, Improvement and Modernization Act of 2003.  Under the new legislation, to the extent our future postretirement prescription drug coverage expenses are reimbursed under the subsidy program, the expenses covered by the subsidy will no longer be tax deductible after 2012.  Employers that receive the subsidy must recognize the deferred tax effects relating to the future postretirement prescription drug coverage in the period the legislation was enacted.  Our income tax expense for 2010 includes a non-cash tax charge of $10.2 million which was recorded in the first quarter of 2010 to reflect the impact of the tax law change.

2009 Significant Transactions and Events

Financing

In September 2009, we issued $350.0 million of unsecured senior notes in a public offering. These notes, due in 2016, bear interest at a fixed rate of 7.125% and are payable semi-annually. The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.

During 2009, we made principal payments of $48.0 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind and Tailwind, respectively. We also purchased and retired the remaining $132.2 million of our 5.859% senior notes due May 2009, $1.2 million aggregate principal of our 7.19% medium-term notes due 2028, and $0.6 million aggregate principal of our 6.75% notes due 2028 and repaid $58.3 million of reverse repurchase agreements outstanding at December 31, 2008.

ASC 105 “Generally Accepted Accounting Principles”

In June 2009, the FASB established the FASB Accounting Standards Codification (Codification) as the source of authoritative accounting principles to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  Securities and Exchange Commission (SEC) rules and interpretive releases, which may not be included in their entirety within the Codification, will remain as authoritative GAAP for SEC registrants.  We adopted Codification effective July 1, 2009. This adoption of Codification had no effect on our financial position or results of operations.

ASC 320 “Investments - Debt and Equity Securities”

In April 2009, the FASB issued a new accounting standard, now included in ASC 320, which amended the other-than-temporary impairment guidance for debt securities and expands and increases the frequency of previously existing disclosures for other-than-temporary impairments. The measure of impairment remains fair value. Under the standard, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. We adopted this standard effective April 1, 2009. The cumulative effect of applying the provisions of this standard increased the April 1, 2009 opening balance of retained earnings $14.3 million, net of tax of $7.7 million, with a corresponding adjustment to accumulated other comprehensive income (loss).

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